Exhibit 23(e)(iv) under Form N-1A
                                             Exhibit 1 under Item 601/Reg. S-K

                                  Exhibit E
                                    to the
                            Distributor's Contract

                             Huntington VA Funds


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                FUNDS                        DATE ADDED TO CONTRACT
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Huntington VA Growth Fund                       December 1, 2001
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Huntington VA Income Equity Fund                December 1, 2001
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Huntington VA Dividend Capture Fund             December 1, 2001
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Huntington VA Mid Corp America Fund             December 1, 2001
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Huntington VA New Economy Fund                  December 1, 2001
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Huntington VA Rotating Markets Fund             December 1, 2001
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Huntington VA Macro 100 Fund                     April 30, 2004
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Huntington VA International Equity               April 30, 2004
Fund
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Huntington VA Mortgage Securities                April 30, 2004
Fund
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Huntington VA Situs Small Cap Fund               April 30, 2004
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      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), and the Investment Company executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

   Witness the due execution hereof this         day of                 ,
2004.


HUNTINGTON VA FUNDS                 EDGEWOOD SERVICES, INC.


By:                                 By:
Name: George Polatas                Name: Charles L. Davis, Jr.
Title:             Vice President         Title:      Vice President